UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2013

LTX-Credence Corporation

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-10761	04-2594045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 University Avenue, Norwood, MA	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 781-461-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K filed by LTX-Credence Corporation (the “Company”) with the Securities and Exchange Commission (“SEC”) on December 2, 2013, as previously amended by Amendment No. 1 on Form 8-K/A filed by the Company with the SEC on February 12, 2014 (together, the “Initial 8-K”) related to the Company’s purchase of assets from Dover Printing & Identification, Inc. (“Dover”) or its specified affiliates used exclusively or primarily in connection with Dover’s ECT and Multitest businesses (collectively, the “Acquired Businesses”) to include additional pro forma financial information for the six month period ended January 31, 2013 and related exhibits not required to be included in the Initial 8-K under Item 9.01(b). The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A. The Company’s acquisition of the Acquired Businesses (the “Acquisition”) and the related transactions consummated in connection with the Acquisition are more fully described in the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2013 and in the Initial 8-K.

Item 9.01 Financial Statements and Exhibits:

b)	Pro Forma Financial Information.

Attached as Exhibit 99.1, and incorporated by reference in its entirety herein, is the following pro forma financial information of the Company:

(1) Unaudited pro forma combined statement of operations of the Company for the six months ended January 31, 2014; and

(2) Notes to unaudited pro forma combined financial statements of the Company.

(d)	Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTX-CREDENCE CORPORATION

Date: March 26, 2014	By:	/s/ Mark J. Gallenberger
Mark J. Gallenberger Senior Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	The unaudited pro forma combined statement of operations of LTX-Credence Corporation for the six months ended January 31, 2014, and the notes related thereto.